Money Market Funds	Prospectus Supplement

UBS Cashfund

Supplement to the prospectus dated July 29, 2013 (the “Prospectus”)

April 16, 2014

Dear Investor:

This supplement announces the planned liquidation on or about June 19, 2014, of UBS Cashfund Inc. (the “Fund”) and updates certain information contained in the Prospectus.

Upon the recommendation of UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), the Fund’s investment advisor, the Board of Directors of the Fund has approved the liquidation of the Fund pursuant to a Plan of Liquidation (the “Plan”). Accordingly, effective on or about June 18, 2014, shares of the Fund will no longer be offered for purchase; all shares of the Fund will be liquidated in accordance with the Plan on or about June 19, 2014 (the “Liquidation Date”).

The Fund’s portfolio management has become more challenging given its decreasing asset base. Additionally, given how Cashfund is positioned within its primary distribution channel, UBS Global AM expects that the Fund’s assets would otherwise continue to decrease for the foreseeable future.

Suspension of sales. Shares of the Fund will no longer be available for purchase effective on or about June 18, 2014.

Bulk exchange. On or about June 19, 2014, UBS Financial Services Inc. (“UBS Financial Services”) intends to transfer the proceeds from the redemption of the accounts of its clients who have invested in the Fund as a sweep option to UBS RMA Money Market Portfolio (“RMA Money”), another money market fund advised by UBS Global AM. This transaction is expected to occur at a $1.00 net asset value per share, which is the same value as the shares of the Fund. Accordingly, shareholders will receive shares of RMA Money having an aggregate net asset value equal to the aggregate net asset value of the shares of the Fund. Shareholders will be separately contacted by UBS Financial Services with additional information regarding this bulk exchange transaction. Shareholders who do not want their redemption proceeds transferred into RMA Money need to notify their Financial Advisor on or before June 18, 2014, to discuss investment alternatives.

Liquidation of assets. On or about the Liquidation Date, the Fund will be liquidated and any assets of the Fund not transferred to RMA Money will be paid in cash to any shareholders remaining in the Fund or invested in accordance with instructions previously agreed with an investor’s Financial Advisor.

On or about the Liquidation Date, the Fund will distribute pro rata to the Fund’s shareholders of record as of the close of business on the Liquidation Date all of the remaining assets of the Fund, after paying, or setting aside the amount to pay, any liabilities. UBS Global AM, and not the Fund, will bear the usual expenses incurred in connection with the carrying-out of the Plan (such as the costs of certain mailings to shareholders); however, expenses incurred by the Fund in the ordinary course during the liquidation, such as transaction costs, will be borne by the Fund.

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Redemptions prior to the liquidation. At any time prior to the Liquidation Date, shareholders may redeem their shares of the Fund and receive the net asset value thereof, as provided in the Fund’s prospectus.

Certain tax information. If a shareholder remains invested in the Fund as of the Liquidation Date, the shareholder’s shares will be redeemed automatically, on or promptly after the Liquidation Date, at net asset value per share as of the Liquidation Date. As with any money market fund, the Fund seeks to maintain a stable $1.00 net asset value per share, although there is no assurance that any money market fund will be able to do so. Redemption of shares by a shareholder as part of a liquidation generally will be considered a taxable event. However, shareholders are not expected to have any gain or loss on the liquidating distributions so long as the Fund maintains a $1.00 share price. Prior to the liquidation, the Fund may make distributions of income and capital gains. You should consult your tax advisor for information regarding all tax consequences applicable to your investment in the Fund or RMA Money.

If you have questions regarding this matter, please contact your Financial Advisor.

UBS Global AM appreciated your investment in the Fund and believes that closing the Fund is in the best interests of all. We encourage you to discuss investment alternatives with your Financial Advisor.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.